SECURITIES AND EXCHANGE COMMISSION

"Washington, D.C.  20549"

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):		25-May-01

"Credit Suisse First Boston Mortgage Securities Corp.,"
"Mortgage-Backed Pass-Through Certificates, Series 2001-9"

(Exact name of registrant as specified in its charter)


Delaware		333-49820-08		13-3320910
(State or Other		(Commission		(I.R.S. Employer
Jurisdiction		File Number) 		Identification No.)
of Incorporation)


	11 Madison Avenue
	"New York, New York  "			10010
	(Address of Principal 			(Zip Code)
	Executive Offices)

"Registrant's telephone number, including area code"				(212) 325-2000


Item 5.	Other Events.

"On behalf of CSFB Mortgage Acceptance Corp.,"
"Series 2001-9 Mortgage Pass-Through Certificates, a Trust"
"created pursuant to the Pooling and Servicing Agreement, dated"
"March 1, 2001 by Bank One, as trustee"
"for the Trust, the Trustee has caused to be filed with the"
"Commission, the Monthly Report dated"				25-May-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current
Commission policy in the area.  The filing of the Monthly
Report will occur subsequent to each monthly distribution
"to the holders of the  Certificates, Due April 25, 2031."

A. 	Monthly Report Information:
	See Exhibit No. 1

B.	Have any deficiencies occurred?   NO.
		Date:
		Amount:

C.	Item 1: Legal Proceedings:			NONE

D.	Item 2: Changes in Securities:			NONE

E.	Item 4: Submission of Matters to a Vote of Certifi-
	catholders:  NONE

F.	"Item 5: Other Information - Form 10-Q, Part II - "
	"Items 1,2,4,5 if applicable:  NOT APPLICABLE"


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

"Credit Suisse First Boston Mortgage Securities Corp.,"
"Mortgage-Backed Pass-Through Certificates, Series 2001-9"

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

	Beginning			Principal	Remaining
Class	Balance	Principal	Interest	Loss	Balance
I-A-1	95815070	4391540	558921	0	91423530
I-A-2	6000000	0	35000	0	6000000
I-A-3	6927000	0	40408	0	6927000
I-A-4	13349000	0	77869	0	13349000
I-A-5	1959000	0	11428	0	1959000
I-A-6	2011000	0	11731	0	2011000
I-A-7	1489000	0	8686	0	1489000
I-A-8	1364000	0	7957	0	1364000
I-A-9	41913482	N/A	139493	0	40441701
I-A-10	41913482	1471781	174858	0	40441701
I-A-11	1057875	0	0	0	1065809
I-A-12	5927084	201910	N/A	0	5725174
II-A-1	57750637	3719219	241891	0	54031418
II-A-2	57750637	N/A	167176	0	54031418
II-A-3	3142226	0	0	0	3164483
II-A-4	3500608	212531	N/A	0	3288077
II-A-5	54627175	3316556	386942	0	51310619
III-A-1	58414365	2579068	365090	0	55835297
III-A-2	6809000	0	42783	0	6809000
I-X-1	4358272	N/A	26331	0	4212544
I-X-2	390921	N/A	2362	0	390628
II-X	269573	N/A	1853	0	234360
III-X	290970	N/A	1828	0	273300
II-P	49841	24297	0	0	25544
III-P	155030	117	0	0	154914
B-1	4947684	3053	31483	0	4944631
B-2	2093224	1292	13319	0	2091932
B-3	951520	587	6055	0	950933
B-4	380568	235	2422	0	380333
B-5	570952	352	3633	0	570600
B-6	570896	352	3633	0	570544
A-R	0	0	0	0	0
TOTAL:	371776237	15922890	2363151	0	355883538

	Beginning
	Current Prin	Principal 		Remaining
Class	Amount	Distribution	Interest	Balance
I-A-1	986.41518	45.21086	5.75409	941.20432
I-A-2	1000.00000	0.00000	5.83333	1000.00000
I-A-3	1000.00000	0.00000	5.83333	1000.00000
I-A-4	1000.00000	0.00000	5.83333	1000.00000
I-A-5	1000.00000	0.00000	5.83333	1000.00000
I-A-6	1000.00000	0.00000	5.83333	1000.00000
I-A-7	1000.00000	0.00000	5.83333	1000.00000
I-A-8	1000.00000	0.00000	5.83334	1000.00000
I-A-9	989.42995	0.00000	3.29295	954.68638
I-A-10	989.42995	34.74357	4.12778	954.68638
I-A-11	1007.50000	0.00000	0.00000	1015.05625
I-A-12	989.86702	33.72045	N/A	956.14656
II-A-1	962.51061	61.98699	4.03152	900.52363
II-A-2	962.51061	0.00000	2.78627	900.52363
II-A-3	1007.08333	0.00000	0.00000	1014.21684
II-A-4	964.71391	58.57025	N/A	906.14366
II-A-5	964.71391	58.57025	6.83339	906.14366
III-A-1	953.16976	42.08365	5.95731	911.08611
III-A-2	1000.00000	0.00000	6.28333	1000.00000
I-X-1	987.53457	0.00000	5.96635	954.51412
I-X-2	999.28929	0.00000	6.03736	998.54123
II-X	999.42587	0.00000	6.87107	868.87665
III-X	999.40133	0.00000	6.27957	938.71242
II-P	999.44053	487.21530	N/A	512.22523
III-P	999.27261	0.75118	N/A	998.52143
B-1	999.39080	0.61671	6.35923	998.77409
B-2	999.39080	0.61672	6.35923	998.77409
B-3	999.39080	0.61671	6.35923	998.77409
B-4	999.39081	0.61673	6.35924	998.77408
B-5	999.39081	0.61672	6.35923	998.77409
B-6	999.39107	0.61671	6.35923	998.77436
A-R	0.00000	0.00000	1.50000	0.00000

			SIGNATURES
Pursuant to the requirements of the Securities
"Exchange Act of 1934, the registrant has duly caused this "
report to be signed on its behalf by the
undersigned hereunto duly authorized.
			CSFB MORTGAGE ACCEPTANCE CORP.
		By: /s/ Mary Fonti
		Name:	Mary Fonti
		Title:	Trust Officer
			Bank One

	Dated:	5/31/01